EATON VANCE INVESTMENT GRADE INCOME FUND Supplement to Prospectus dated May 23, 2006

1. The following replaces the Annual Fund Operating Expenses table and Example under “Fund Summary":

Expenses of the Fund. The table describes the expenses that you may pay if you buy and hold shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund and Portfolio assets)

Management Fees	0.625%
Other Expenses*	0.350%
Total Annual Fund Operating Expenses	0.975%
Less Expense Reimbursement and Fee Waiver**	(0.215)%
Net Annual Fund Operating Expenses	0.760%

. *Other Expenses is estimated.

**Eaton Vance has agreed to limit Total Annual Fund Operating Expenses to 0.76% of average daily net assets. The expense limitation will continue until April 30, 2008. Thereafter, the limitation may be changed or terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I Shares	$78	$243

March 20, 2007

Code IIGIFPS